Commitments and Contingencies (Details) - USD ($)	1 Months Ended		2 Months Ended
	Sep. 29, 2020	Sep. 25, 2020	Sep. 30, 2020
Option term			45 days
Purchase shares		25,000,000
Over-Allotment Option [Member]
Purchase shares	2,750,000
Additional Units, shares issued	2,750,000
Initial Public Offering [Member]
Purchase shares		25,000,000	3,750,000
Initial Public Offering [Member] | Underwriting Agreement [Member]
Description of underwriting agreement		The underwriters were entitled to an underwriting discount of $0.20 per unit, or $5.0 million in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per unit, or approximately $8.8 million in the aggregate will be payable.
Amount of underwriting discount	$ 600,000
Deferred fee	$ 1,000,000